JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS H, Q, R and X

Supplement dated March 24, 2015 to ANNUITY PROSPECTUSES

Changes to Variable Investment Options

This Supplement amends the prospectuses for VENTURE STRATEGY® VARIABLE ANNUITY, REVOLUTION VALUE II VARIABLE ANNUITY, REVOLUTION EXTRA II VARIABLE ANNUITY, MARKETPLACE VARIABLE ANNUITY, and ACCOMMODATOR 2000 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”).

You should read this Supplement together with the prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus.

Purpose of this Supplement

This Supplement announces changes to the Contracts’ Variable Investment Options to reflect:

•	the merger of the John Hancock Variable Insurance Trust (“JHVIT”) Total Return Trust into the JHVIT Core Bond Trust;
•	the addition of an Investment Option that invests in the JHVIT Core Bond Trust to accommodate the merger;
•	the addition of an Investment Option that invests in the JHVIT Ultra Short Term Bond Trust; and
•	payment allocation and transfer restrictions to the Money Market Investment Options.

Portfolio Merger

Effective at the close of business on April 24, 2015, the following “Acquired Portfolio” will merge into the “Acquiring Portfolio” applicable to the following contracts:

Acquired Portfolio	Acquiring Portfolio	Applicable Contracts
JHVIT Total Return Trust	JHVIT Core Bond Trust	VENTURE STRATEGY®, REVOLUTION EXTRA II, REVOLUTION VALUE II

As a result, after April 24, 2015, the Variable Investment Option corresponding to JHVIT Core Bond Trust replaces the Variable Investment Option corresponding to JHVIT Total Return Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Total Return Investment Option. Any Contract Value allocated to the Total Return Investment Option will be allocated to the Core Bond Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Total Return” Trust or Investment Option are replaced with the “Core Bond” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

Addition of Variable Investment Option

(Applicable to Revolution Extra II and Revolution Value II)

Effective at the close of business on April 24, 2015, we are adding an Investment Option that invests in the JHVIT Core Bond Trust to your Contract.

The disclosure in the “Portfolio Investment Objectives and Strategies” section of the chapter entitled “V. General Information about Us, the Separate Accounts and the Portfolios” is revised to include the following information:

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.
Wells Capital Management, Incorporated
Core Bond Trust (successor to Total Return Trust) Series NAV	Seeks total return consisting of income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Addition of Variable Investment Option

Effective at the close of business on April 24, 2015, we are adding an Investment Option that invests in the JHVIT Ultra Short Term Bond to your Contract.

The disclosure in the “Portfolio Investment Objectives and Strategies” section of the chapter entitled “General Information about Us, the Separate Accounts and the Portfolios” is revised to include the following information:

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.
John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust Series NAV (available to Accommodator 2000, Marketplace, Revolution Extra II and Revolution Value II only) Series II (available to Venture Strategy® only)

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

Restrictions on Money Market Investment Options

Effective at the close of business on April 24, 2015, we will impose restrictions on new investments in Investment Options corresponding to the JHVIT Money Market Portfolios that are applicable to the following Contracts:

JHVIT Portfolio	Applicable Contracts
Money Market Trust	VENTURE STRATEGY®
Money Market Trust B	ACCOMMODATOR 2000 MARKETPLACE REVOLUTION EXTRA II REVOLUTION VALUE II

Under the new restrictions, you will not be permitted to allocate Purchase Payments or transfer Contract Value to the Money Market Investment Option after the close of business on Friday, April 24, 2015. If you have Contract Value invested in the Money Market Investment Option as of April 24, 2015, you may continue to keep that Contract Value in the Money Market Investment Option on or after April 24, 2015. However, if you transfer or withdraw your Contract Value out of the Money Market Investment Option on or after April 24, 2015, you will not be permitted to transfer or invest it back into the Money Market Investment Option.

Accordingly, effective at close of business on April 24, 2015, we revise the “Frequent Transfer Restrictions” section of the Annuity Prospectus as follows:

Each Separate Account’s two-transfer-per-month limit to discourage frequent trading activity, and the exceptions to the limit, will remain in effect. A Contract Owner will be permitted to transfer Contract Value to the Ultra Short Term Bond Investment Option, however, even if the Contract Owner reaches the two-transfer-per-month limit, as long as the Contract Owner transfers 100% of the Contract Value in all Variable Investment Options to the Ultra Short Term Bond Investment Option. For a 30-day period after such transfer, the Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. Transfers to the Money Market Investment Option under the Frequent Transfer Restrictions will no longer be allowed.

You should retain this Supplement for future reference.

Supplement dated March 24, 2015

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